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                                                                    EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ENACTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Merchants Bancorp, Inc. (the "Company") on Form 10-Q for the fiscal period ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul W. Pence, Jr., Chief Executive Officer and Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

            (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 14, 2005

                                             /s/Paul W. Pence, Jr.

                                             Paul W. Pence, Jr.
                                             Chief Executive Officer and Chief
                                             Financial Officer